     THIS NOTE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PROVIDED HEREIN. THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF AN ASSET PURCHASE AGREEMENT DATED AS OF JULY 13, 2000, AS AMENDED, BY AND AMONG HOLDER, MAKER, AQUIS GROUP AND AQUIS COMMUNICATIONS. A COPY OF THIS AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE MAKER.

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND NO OFFER, TRANSFER OR ASSIGNMENT OF THIS NOTE MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO SUNSTAR IP COMMUNICATIONS, LLC, A DELAWARE LIMITED LIABILITY COMPANY ("MAKER"), THAT SUCH REGISTRATION IS NOT REQUIRED.



                         Sunstar IP Communications, LLC

                                   10.0% NOTE

                              DUE OCTOBER 31, 2000
                              --------------------



$1,329,018                                                       August 31, 2000



     FOR VALUE RECEIVED, the Maker hereby promises to pay to Aquis IP Communications, Inc., a Delaware corporation (the "Holder"), the principal sum of $1,329,018, together with interest thereon, as provided herein.

     1. PAYMENT OF INTEREST. The Maker promises to pay interest (computed on the basis of actual days elapsed commencing on October 1, 2000 and a year of 360 days) on the unpaid principal amount of this Note at an interest rate equal to 10.0% per annum. The Maker shall pay interest commencing on the last Business Day of October, 2000 and, if the Maturity Date is extended once pursuant to
Section 2 below, the last Business day of November, 2000 and, if the Maturity Date is extended twice pursuant to Section 2 below, the last Business Day of November, 2000 as well as the last Business Day of December, 2000 (each a "Payment Date"). For purposes of this Note, "Business Day" shall mean any day other than a Saturday, Sunday, or days on which financial institutions in New York, New York are authorized or required to be closed by applicable law.

     2. PAYMENT OF PRINCIPAL. Any remaining amounts of unpaid principal and accrued and unpaid interest owing hereunder shall in any event become due and payable, and shall be paid, on the last Business Day of October, 2000 (the "Maturity Date"); provided, however, that such Maturity Date (a) shall be extended to the last Business Day of November, 2000 if, at least two (2) Business Days prior to October 31, 2000, Maker pays to Holder an additional cash payment in the amount of $50,000 and (b) shall be extended to the last Business

Day of December, 2000 if, at least two (2) Business Days prior to November 30, 2000, Maker pays to Holder an additional cash payment in the amount of $50,000.

     3. PAYMENT OF ADDITIONAL AMOUNTS. In addition to the payments provided for in Sections 1 and 2 hereof, Maker shall reimburse Holder for all costs of collection of sums due hereunder, including, without limitation, reasonable attorneys' fees and expenses and court costs. This Note shall evidence all such sums so advanced and paid.

     4. METHOD OF PAYMENT. Both principal and interest are payable to the Holder in lawful currency of the United States of America in immediately available funds without set off, counterclaim or deduction. If any payment under this Note is due on a date which is not a Business Day, such payment shall be made on the next succeeding Business Day, and no additional interest shall be made payable with respect to the period from such original due date to such next succeeding Business Day provided that such payment shall be made on such succeeding Business Day. Payment of the principal sum and interest shall be made at the place which the Holder from time to time shall direct to the Maker in writing.

     5. PREPAYMENT. The Maker may prepay, at its option upon five days prior written notice to the Holder, without premium or penalty, the Note in whole or in part at any time or from time to time at 100% of the then unpaid principal amount plus accrued interest, if any, to the date of prepayment.

     6. EVENTS OF DEFAULT. An "Event of Default" under this Note shall occur if any of the following shall occur:

        (a) the Maker fails to make any payment of principal or interest hereunder when due;

        (b) proceedings in bankruptcy, or for reorganization of Maker, or for the readjustment of any of its debts, under the Bankruptcy Code or any part thereof, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced by Maker, or shall be commenced against Maker, which proceedings against Maker shall not be discharged within 30 days of their commencement; or

        (c) a receiver or trustee shall be appointed for Maker or any substantial part of its assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of Maker and such receiver or trustee shall not be discharged within 30 days of his appointment, or such proceedings shall not be discharged within 30 days of their commencement, or Maker shall discontinue business or materially change the nature of its business.

     7. WAIVER OF PRESENTMENT. The Maker waives presentment for payment, demand, notice of demand, notice of non-payment or dishonor, protest, and notice of protest of this Note (other than any notices required herein).

     8. ACCELERATION. If an Event of Default set forth in Section 6 occurs and is continuing, the Holder may, by written notice (the "Acceleration Notice") to the Maker, declare all unpaid principal and accrued interest on this Note then outstanding to be immediately due and payable to Holder. Upon the occurrence of an Event of Default under Section 5(c), all unpaid principal and accrued interest on this Note then outstanding shall immediately become due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived anything contained herein to the contrary notwithstanding.

     9. RESCISSION; REMEDIES. The Holder by written notice to the Maker may rescind a declaration of acceleration. A delay or omission by the Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

     10. SECURITY AGREEMENT. Maker hereby acknowledges that in connection with executing this Note, Maker and Holder shall enter into a Security Agreement substantially in the form attached hereto as EXHIBIT A whereby Maker shall grant Holder a security interest in the Purchased Assets as set forth therein.

     11. NOTICES. Any notice, writing, or other communication required or permitted to be given pursuant to this Note shall be in writing and shall be telecopied, delivered personally or by a nationally recognized overnight courier service or mailed, first-class, United States certified mail, return receipt requested, and addressed as follows:

     If to the Maker, then to:

              Sunstar IP Communications, LLC
              5201 W. Kennedy Boulevard
              Suite 915
              Tampa, FL 33609
              Attention:  John V. Hobko, Vice President

     If to the Holder, then to:

              Aquis Communications, Inc.
              1719A Route 10
              Parsippany, NJ 07054
              Attention:  Michael Salerno

              With a copy to:

              Dechert
              4000 Bell Atlantic Tower
              1717 Arch Street
              Philadelphia, PA  l9l06
              Attention:  Sarah B. Gelb, Esquire
              Fax:  (215) 994-2222

or to such other address as the other party hereto shall be notified as aforesaid. All notices, writings or other communications given, as aforesaid, shall be deemed to be given when received by telecopy, delivered personally or received by mail or courier, as applicable.

     12. ASSIGNMENT. This Note is not transferrable by the Maker and the Maker may not transfer any right or interest that it may have in, or to, or under this Note. Subject to compliance with applicable federal and state securities laws as confirmed by written opinion addressed to the Maker by Holder's counsel, this Note and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Note properly endorsed.

     13. ASSET PURCHASE AGREEMENT. This Note is issued by the Maker pursuant and subject to the terms of an Asset Purchase Agreement, dated as of July 13, 2000, by and among the Maker, the Holder, Aquis Communications Group, Inc., a Delaware corporation ("Aquis Group"), and Aquis Communications, Inc., a Delaware corporation ("Aquis Communications"), as amended on the date hereof pursuant to the terms of the Amendment No. 1 to Asset Purchase Agreement among Holder, Maker, Aquis Group and Aquis Communications (the "Asset Purchase Agreement").

     14. GOVERNING LAW. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles.

     15. MISCELLANEOUS. Wherever used in this Note, the singular shall include the plural and the plural shall include the singular, and the use of any gender or the neuter shall include all genders and the neuter.

     IN WITNESS WHEREOF, the undersigned has executed, acknowledged, sealed and delivered this Note as of the date first hereinabove set forth.


                               SUNSTAR IP COMMUNICATIONS, LLC


                               By  /s/ JOHN HOBKO
                                   ----------------
                                   Name: John Hobko
                                   Title: President and Chief Executive Officer

                                    EXHIBIT A

                               SECURITY AGREEMENT

     This is a Security Agreement (the "Agreement") dated as of August 31, 2000 by and between Aquis IP Communications, Inc., a Delaware corporation ("Secured Party") and Sunstar IP Communications, LLC, a Delaware limited liability company ("Debtor").

                                   BACKGROUND

     The defined terms used in this Security Agreement shall have the respective meanings set forth in Section 1 hereof unless elsewhere defined herein. Defined terms used in this Security Agreement but not otherwise defined herein shall have the respective meanings given such terms in the Asset Purchase Agreement.

     Pursuant to the Asset Purchase Agreement, Debtor paid $300,000 in cash and issued to Secured Party the Note for the balance of the Closing Purchase Price as consideration for the Purchased Assets.

     It is a requirement under the Asset Purchase Agreement that Debtor deliver to Secured Party this Security Agreement in order to secure the payment of all indebtedness referred to below.

                                      TERMS

     In consideration of the mutual promises and covenants herein contained, and intending to be legally bound hereby, Secured Party and Debtor agree as follows:
16.


                             SECTION 1 - DEFINITIONS

     1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:


     "AGREEMENT" means this Agreement, as the same may from time to time hereinafter be amended, supplemented or otherwise modified.

     "ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement dated as of July 13, 2000 among Debtor, Secured Party, Aquis Communications Group, Inc. and Aquis Communications, Inc., as amended on the date hereof and as the same may be further amended, supplemented or otherwise modified.

     "BUSINESS DAY" means a day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

     "CAPITAL LEASE OBLIGATIONS" means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

     "COLLATERAL" means all of the collateral described in Section 2.1.

     "DOLLARS" and "$" means lawful money of the United States of America.

     "EVENT OF DEFAULT" means an event specified in Section 5.1.

     "GAAP" means United States generally accepted accounting principles applied on a consistent basis for the periods in question.

     "INDEBTEDNESS" means, for any Person: (a) indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than (i) trade accounts payable (other than for borrowed money) arising in the ordinary course of business, and (ii) accrued expenses incurred in the ordinary course of business;
(c) Indebtedness of others secured by a Lien on the property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations of such Person (contingent or otherwise) in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness described in the foregoing clauses (a) through (e) of others guaranteed by such Person; PROVIDED, HOWEVER, that in no event shall contingent obligations be treated as Indebtedness.

     "LAWS" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or any court or similar entity.

     "LIEN" means any statutory or common law consensual or non-consensual mortgage, pledge, security interest, encumbrance, lien, right of setoff, claim, or charge of any kind. Liens include any conditional sale or other title retention transaction (other than an operating lease), any sale-leaseback transaction, and any transaction that is regarded as a secured transaction under the Uniform Commercial Code.

     "LOAN DOCUMENTS" means the Note and financing statements described herein and any other document, agreement or instrument made pursuant to this Agreement or contemplated hereby.

     "NOTE" means the 10.0% Note due October 31, 2000 of Debtor in favor of Secured Party dated the date hereof.

     "OBLIGATIONS" means the obligations of Debtor to pay the principal of and interest on the Note in accordance with the terms thereof, and to satisfy all of its other indebtedness, liabilities and obligations to Secured Party, of every kind and description, whether hereunder or otherwise, now existing or hereafter incurred, direct or indirect, absolute or contingent, due or to become due, including, without limitation, all interest, fees, charges and expenses, and any extensions, modifications, renewals of such indebtedness or substitutions therefor, which may arise out of, under or in connection with this Agreement, the Note and any other document executed in connection herewith and therewith, including any expenses and costs of collection and enforcement (including the fees and expenses of its counsel).

     "PERSON" means any individual, corporation, partnership, association, joint-stock company, trust, incorporated organization, joint venture, court or government or political subdivision or agency thereof.

     "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as in effect in the State of New York.

     1.2 ACCOUNTING TERMS. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with GAAP.


                         SECTION 2 - COLLATERAL SECURITY

     2.1 RIGHTS IN PROPERTY HELD BY DEBTOR. As collateral security for the prompt satisfaction of all Obligations, including payment of the indebtedness evidenced by the Note, Debtor hereby grants to Secured Party, a first priority security interest in all the following property, whether now owned or hereafter acquired by Debtor, or in which Debtor now has or at any time in the future may acquire any right, title or interest, together with all replacements therefor and all proceeds thereof (including insurance proceeds thereof) (collectively, the "Collateral"):

        (a) all of Debtor's right, title and interest in the Purchased Assets;
and

        (b) all cash and non-cash proceeds, products and insurance proceeds of the foregoing.

     2.2 PRIORITY OF LIENS; ENFORCEMENT. The foregoing security interest shall be senior to all Liens on the Collateral.

     2.3 FINANCING STATEMENTS. Debtor will (a) immediately execute such financing statements (including amendments thereto and continuation statements thereof) and other documents in form satisfactory to Secured Party as Secured Party may specify to perfect or continue the perfection of any security interest granted to Secured Party; (b) pay or reimburse Secured Party for all costs of filing or recording the same in such public offices as Secured Party may designate; and (c) take such other steps as Secured Party may reasonably direct, to perfect Secured Party's interest in the Collateral.

     2.4 ATTORNEY-IN-FACT. Debtor hereby appoints Secured Party as its attorney-in-fact (without requiring Secured Party to act as such) to execute any financing statement in the name of Debtor and to perform all other acts that Secured Party deems appropriate to perfect and continue its security interest in, and to protect and preserve, the Collateral.

                   SECTION 3 - DEBTOR'S AFFIRMATIVE COVENANTS

     Debtor covenants and agrees that, from and after the date of this Agreement and so long as Debtor shall be indebted to Secured Party, unless Secured Party shall otherwise consent in writing, it will comply with the following covenants:

     3.1 NOTICE OF DEFAULT. If any officer of Debtor knows of any Event of Default which shall have occurred or knows of the occurrence of any event which, upon notice or passage of time, or both, would constitute an Event of Default, Debtor shall immediately, upon acquiring knowledge of same, furnish to Secured Party a statement as to such occurrence, specifying the nature and extent thereof. If Debtor receives a notice of default from any creditor other than Secured Party, Debtor shall deliver to Secured Party a copy of such notice of default immediately upon its receipt thereof.

     3.2 DEFENSE OF TITLE AND FURTHER ASSURANCES. Debtor shall, at its sole expense, defend title to the Collateral and promptly, upon Secured Party's request, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, instruments, transfers, powers of attorney, mortgages or assurances as may be required in connection with the transactions contemplated by this Agreement, including any security agreement, financing statement or other writing necessary to evidence, preserve, protect or enforce Secured Party's rights and interests to or in the Collateral or in any other collateral security agreed to by the parties hereto.

     3.3 LIMITATION ON SALE OF PURCHASED ASSETS. Debtor shall not sell, assign, transfer, lease, convey, abandon or otherwise dispose of, voluntarily or involuntarily, any of the Purchased Assets or income or profits therefrom.

     3.4 MAINTENANCE OF COLLATERAL. Debtor shall not move any of the Collateral from the locations specified in Section 4.2 without (a) giving Secured Party 30 days prior written notice and (b) first taking all action required by Section
2.3 with respect to such Collateral.

     3.5 COMPLIANCE WITH AGREEMENT. Debtor shall observe, perform and comply with all of Debtor's covenants made in this Agreement and with all material agreements to which it is subject.


                   SECTION 4 - REPRESENTATIONS AND WARRANTIES

     To induce Secured Party to enter into this Agreement, Debtor represents and warrants to Secured Party as follows:

     4.1 SECURITY. The provisions of this Agreement are effective to create in favor of Secured Party a legal, valid and enforceable security interest in all right, title and interest of Debtor in the Collateral as described herein, and when financing statements have been filed in the offices of the jurisdictions in which such property is located, this Agreement shall constitute a fully perfected Lien on all right, title and interest of Debtor in the Collateral described herein, subject to no prior Liens. The property which is subject to the Lien hereunder constitutes all the property of any nature of Debtor acquired pursuant to the Asset Purchase Agreement.

     4.2 LOCATION OF COLLATERAL. The location of the collateral is at the address set forth on Exhibit A hereto. In the event that Debtor discovers that any representation made in this

Section is untrue or incorrect for any reason, it will immediately notify the Secured Party and take such actions as may be necessary to make such representation true and correct.

     4.3 ASSET PURCHASE AGREEMENT REPRESENTATIONS. No representation or warranty by Debtor contained in the Asset Purchase Agreement or in any certificate or other document furnished by Debtor pursuant thereto contains any untrue statement of material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made.

     4.4 LOAN REPRESENTATIONS. No representation or warranty by Debtor contained herein or in any certificate or other document furnished by Debtor pursuant hereto contains any untrue statement of material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made.


                               SECTION 5 - DEFAULT

     5.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default hereunder:

        (a) Debtor shall fail to pay when due, any payment of principal, interest, fees or expenses payable under the Note.

        (b) Debtor shall fail to observe or perform any obligation (including, but not limited to, the obligations contained in Section 7.2 of the Asset Purchase Agreement), other than the obligation for payment of money under the Note, and such failure shall continue for 10 days after the earlier of (1) the date written notice of such failure is mailed by Secured Party, or (2) the date Secured Party is notified of such failure or should have been so notified pursuant to the provisions hereof.

        (c) Any representation, warranty or certificate made or furnished by or on behalf of Debtor to Secured Party in connection with this Agreement shall be materially false, incorrect, incomplete or misleading when made.

        (d) Debtor shall admit its inability to pay its debts as they mature, or shall make an assignment for the benefit of its creditors.

        (e) Proceedings in bankruptcy, or for reorganization of Debtor, or for the readjustment of any of its debts, under the Bankruptcy Code or any part thereof, or under any other Laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced by Debtor, or shall be commenced against Debtor, which proceedings against Debtor shall not be discharged within 30 days of their commencement.

        (f) A receiver or trustee shall be appointed for Debtor or any substantial part of its assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of Debtor and such receiver or trustee shall not be discharged within 30 days of his appointment, or such proceedings shall not be discharged within 30 days of their commencement, or Debtor shall discontinue business or materially change the nature of its business.

        (g) Debtor shall suffer a final judgment for the payment of money in excess of $500,000 and shall not discharge the same within a period of 30 days unless execution thereon is effectively bonded or stayed pending further proceedings.

        (h) Any execution or attachment shall be levied against the Collateral or any properties of Debtor, and such execution or attachment shall not be set aside, discharged or stayed within 30 days after the same shall have been levied.


          SECTION 6 - SECURED PARTY'S RIGHTS AND REMEDIES UPON DEFAULT

     6.1 ACCELERATION. Upon the occurrence of an Event of Default (other than under Section 5.1(f)), and in every such event and at any time thereafter, Secured Party may, at its option, declare all Obligations due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived, anything contained herein or in any of the other Loan Documents to the contrary notwithstanding. Upon the occurrence of an Event of Default under Section 5.1(f), all Obligations shall immediately become due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived anything contained herein or in any of the other Loan Documents to the contrary notwithstanding.

     6.2 REMEDIES. Secured Party shall have, in addition to the rights and remedies given it by this Agreement, all those allowed by all applicable Laws, including, without limitation, the Uniform Commercial Code. Without limiting the generality of the foregoing, Secured Party may immediately, without demand or notice of any kind to Debtor (except as specifically required by this Agreement), all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon the whole or, from time to time, any part of the Collateral, or any interest which Debtor may have therein. After deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all expenses for legal services), Secured Party shall apply such proceeds toward the satisfaction of the Obligations, in such order as it shall determine in its sole discretion. Any remainder of the proceeds after satisfaction in full of the Obligations shall be distributed as required by applicable Laws. At any such sale or other disposition, Secured Party may, to the extent permissible under applicable Laws, purchase the whole or any part of the Collateral, free from any rights of redemption or appraisement on the part of Debtor, which rights are hereby waived and released. Notice of any sale or other disposition shall be given to Debtor at the address hereinafter set forth, or such other address of Debtor as may from time to time be shown on Secured Party's records, at least five days before the time of any intended public sale or the time after which any intended private sale or other disposition of the Collateral is to be made, which Debtor hereby agrees shall be reasonable notice of such sale or other disposition. Debtor agrees to assemble, or to cause to be assembled, at its own expense, the Collateral at such place or places as Secured Party shall designate. Without limiting the generality of any of the rights and remedies conferred upon Secured Party under this section, Secured Party may, to the full extent permitted by applicable Laws:

        (a) enter upon the premises of Debtor, exclude and remove therefrom all officers, directors and employees of Debtor and take immediate possession of the Collateral, either personally or through any agent, or by means of a receiver appointed by a court of competent jurisdiction, using all necessary force to do so (in Secured Party's sole discretion);

        (b) at Secured Party's option, use, operate, manage and control the Collateral in any lawful manner;

        (c) collect, receive and administer all rents, income, revenue, earnings, issues and profits (including the Accounts), and proceeds therefrom;

        (d) maintain, repair, renovate, alter or remove all or any part of the Collateral, as Secured Party may determine in its sole discretion;

        (e) make exchanges, substitutions or surrenders of all or any part of the Collateral;

        (f) compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable;

        (g) notify postal authorities to change the address for the delivery of mail to Debtor to such address or post office box as Secured Party may designate and receive and open all mail addressed to Debtor;

        (h) remove from Debtor's place of business all records relating to or evidencing any of the Collateral or without cost or expense to Secured Party make such use of the Debtor's place of business as may be reasonably necessary to administer, manage and collect the Collateral;

        (i) institute and prosecute legal and equitable proceedings to enforce collection of the Obligations of Debtor to Secured Party, or to realize upon any of the Collateral;

        (j) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

        (k) subrogate to all of Debtor's interests, rights and remedies in respect to the Collateral, including the right to stop delivery and to reclaim Collateral which the account debtor has returned, rejected, revoked acceptance of or failed to return, and which have been consigned or diverted, to take possession of and to sell or dispose of the Collateral;

        (l) set off and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of Debtor now or any time hereafter in the possession of Secured Party or of any Person on behalf of Secured Party, in transit to or from Secured Party, or under the control or custody of or on deposit with Secured Party;

        (m) if Debtor shall fail to pay the Obligations or otherwise fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement, Secured Party, without notice to or demand upon Debtor and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Debtor, and may enter upon the premises of Debtor for that purpose and take all such action thereon as Secured Party may consider necessary or appropriate for such purpose. All sums so paid or advanced by Secured Party and all costs and expenses (including, without limitation, attorneys' fees and expenses) incurred in connection therewith, together with interest thereon at the interest rate charged on the Note from the date of payment, advance or incurring until paid in full, shall be paid by Debtor to Secured Party, on demand, and shall constitute and become a part of the Obligations; and

        (n) such other and further acts and deeds in the name of Debtor as Secured Party may deem necessary or advisable to the extent necessary for Secured Party to realize upon any of the Collateral.

     6.3 ENFORCEMENT AND WAIVER BY SECURED PARTY. Secured Party shall have the right at all times to enforce the provisions of this Agreement and the documents delivered pursuant hereto in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of Secured Party in refraining from so doing at any time or times. The failure or delay of Secured Party at any time or times to enforce its rights and remedies under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same. All rights and remedies of Secured Party are cumulative and concurrent, may be exercised by Secured Party singly, successively or together, or at such time or times and in such order of preference as Secured Party may so determine, and the exercise of one right or remedy by Secured Party shall not be deemed a waiver of any other right or remedy.


                            SECTION 7 - MISCELLANEOUS

     7.1 CONSTRUCTION. The provisions of this Agreement shall be in addition to those of any guaranty, security agreement, note or other evidence of liability held by Secured Party, all of which shall be construed as complementary to each other. In the event of ambiguity or inconsistency between this Agreement and any agreement, document or instrument made pursuant hereto, the terms of this Agreement shall govern. Nothing herein contained shall prevent Secured Party from enforcing the Note, any or all other notes, guarantees or security agreements in accordance with their respective terms.

     7.2 FURTHER ASSURANCE. From time to time, Debtor will execute and deliver to Secured Party such additional documents and will provide such additional information as Secured Party may reasonably require, to carry out the terms of this Agreement and to be informed of Debtor's status and affairs.

     7.3 COSTS, EXPENSES AND FEES PAID AND PAYABLE TO SECURED PARTY.

         (a) Debtor agrees to pay on demand all attorneys' fees, search fees, filing fees and other expenses incurred by Secured Party in connection with the preparation, administration or enforcement of this Agreement or other Loan Documents, or any renewal, extension, amendment or modification of this Agreement and other Loan Documents, and all such fees and expenses shall be a part of the Obligations hereunder and shall be paid on the Closing Date or at such later time as services are performed or expenses incurred.

         (b) Debtor agrees that all costs, expenses and reasonable attorneys' fees incidental to the custody, care, management, sale or collection of, or realization upon, any of the Collateral or in any way relating to the care, enforcement or protection of the Collateral or the enforcement of any and all rights of Secured Party either hereunder or under any applicable law or custom, shall become part of the Obligations, be payable on demand, and be entitled to the benefit of this Agreement, and Secured Party may at any time apply to the payment of all such costs and expenses all moneys of Debtor or other proceeds arising from the possession or disposition of all or any portion of the Collateral.

     (c) NOTICES. Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered in person, telecopied, or if sent by certified mail, postage prepaid, return receipt requested, or if sent by a nationally recognized overnight courier service, as follows, unless such address is changed by written notice hereunder:


         If to Debtor:

         Sunstar IP Communications, LLC
         5201 W. Kennedy Boulevard
         Suite 915
         Tampa, FL 33609
         Attention:  John V. Hobko, Vice President

         If to Secured Party:

         Aquis Communications, Inc.
         1719A Route 10
         Parsippany, NJ 07054
         Attention:  Michael Salerno

         With a copy to:

         Dechert
         4000 Bell Atlantic Tower
         1717 Arch Street
         Philadelphia, PA  l9l06
         Attention:  Sarah B. Gelb, Esquire
         Fax:  (215) 994-2222

All notices, writing or other communications given, as aforesaid, shall be deemed to be given when received by telecopy, delivered personally or received by mail or courier, as applicable.

     7.5 WAIVER AND RELEASE BY DEBTOR. To the maximum extent permitted by applicable Laws, Debtor:

         (a) waives (1) demand, protest, presentment and notice of dishonor of all commercial paper at any time held by Secured Party on which Debtor is in any way liable; and (2) notice and opportunity to be heard, after acceleration in the manner provided in Section 6.1, before exercise by Secured Party of the remedies of self-help, set-off or of other summary procedures permitted by any applicable Laws or by any agreement with Debtor; and

         (b) releases Secured Party and its officers, attorneys, agents and employees from all claims for loss or damage caused by any act or omission on the part of any of them in connection with or arising out of this Agreement, the other Loan Documents, any transactions contemplated hereunder or thereunder or the Collateral or otherwise, except for grossly negligent or reckless conduct.

     7.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Debtor contained in this Agreement will survive the making and execution of this Agreement.

     7.7 APPLICABLE LAW. The substantive laws of the State of New York shall govern the construction of this Agreement and the rights and remedies of the parties hereto.

     7.8 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Debtor hereby irrevocably appoints each and every officer of Debtor as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Agreement, the Note or any of the Loan Documents; and Debtor hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of New York or in the United States District Court for the Southern District of New York by service of process on any such officer; and Debtor agrees that the courts of the State of New York and the United States District Court for the Southern District of New York shall have jurisdiction with respect to the subject matter hereof and the person of Debtor. Notwithstanding the foregoing, Secured Party in its absolute discretion may also initiate proceedings in the courts of any other jurisdiction in which Debtor may be found or in which any of its assets or any of the Collateral may be located.

     7.9 BINDING EFFECT, ASSIGNMENT AND ENTIRE AGREEMENT. This Agreement shall inure to the benefit of, and shall be binding upon, the respective heirs, executors, administrators, successors and permitted assigns of the parties hereto. Debtor shall not assign any of its rights or obligations hereunder without the prior written consent of Secured Party. This Agreement, the Note, the other Loan Documents and any other documents executed and delivered pursuant hereto, constitute the entire agreement between the parties, superseding all prior agreements relating to the subject matter hereof.

     7.10 MODIFICATIONS. No modification or waiver of any provision of this Agreement or of the Note, nor consent to any departure by Debtor therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Debtor in any case shall entitle Debtor to any other or future notice or demand in the same, similar or other circumstance.

     7.11 SEVERABILITY. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement which can be given effect without the invalid provision. To this end, the provisions hereof are severable.

     7.12 NO RESPONSIBILITY OF SECURED PARTY; INDEMNIFICATION. Secured Party shall not be deemed to have assumed any liability or responsibility to Debtor or any Person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to Debtor by Secured Party (which shall automatically be deemed to be without recourse to Secured Party in any event), or for the existence, character, quantity, quality, condition, value or delivery of any Goods purporting to be represented by any such documents; and Secured Party, by accepting such security interest in the Collateral or by releasing any such Collateral to Debtor, shall not be deemed to have assumed any obligation or liability to any supplier or account debtor or to any other Person, and Debtor agrees to indemnify and defend Secured Party and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this Section 7.12.

     7.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     7.14 HEADINGS. The headings in this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof.

     7.15 WAIVER OF TRIAL BY JURY. Debtor and Secured Party waive trial by jury in any suit or proceeding brought in connection with this Agreement or the transactions contemplated hereunder.

     7.16 ADVICE OF COUNSEL. Debtor acknowledges that it has been advised by its counsel with respect to this transaction and this Agreement, including, without limitation, any waivers contained herein.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.



                                AQUIS IP COMMUNICATIONS, INC.



                                By: /s/ D. BRIAN PLUNKETT
                                    ----------------------------------
                                    Name: D. Brian Plunkett
                                    Title: Vice President



                                SUNSTAR IP COMMUNICATIONS, INC.




                                By: /s/ JOHN HOBKO
                                    ----------------------------------
                                    Name: John Hobko
                                    Title: President and Chief Executive Officer

                                    EXHIBIT A

                                       to

                               Security Agreement




         Location of Collateral:

         4600 South Mill Avenue
         Suite 220
         Tempe, AZ  85282

         5201 W. Kennedy Boulevard
         Suite 915
         Tampa, FL  33609